                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK
------------                                                        ------------
   NUMBER                                                              SHARES
------------                                                        ------------
                                  NETFLIX (TM)

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                           CUSIP 64110L  10 6

     THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW
                                  YORK CITY, NY

This Certifies that




is the record holder of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

    ______________________________              ____________________________
__________________________________ Netflix, Inc.________________________________
    ______________________________              ____________________________

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar,

     IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:
                                    [SEAL]
/s/ [ILLEGIBLE]                                                  /s/ [ILLEGIBLE]
      SECRETARY                                                        PRESIDENT

COUNTERSIGNED AND REGISTERED:
              EquiServe Trust Company, N.A.

                          TRANSFER AGENT
                           AND REGISTRAR

BY /s/ [ILLEGIBLE]

              AUTHORIZED SIGNATURE

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                                  Netflix, Inc.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common            UNIF GIFT MIN ACT - _______________ Custodian ______________
    TEN ENT - as tenants by the entireties                            (Cust)                   (Minor)
    JT WROS - as joint tenants with right                       under Uniform Gifts to Minors
              of survivorship and not as                        Act _________________
              tenants in common                                         (State)

                         Additional abbreviations may also be used though not in the above list.

      For value received _________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------


----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
         (Please print or typewrite name and address including postal zip code of assignee)

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--------------------------------------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------------------------- Attorney
to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.


Dated: ______________________________



                                  ______________________________________________
                                  NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15